UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

METASWARM, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52847	65-1081050
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

530 S.  Lake Ave. #186, Pasadena, CA 91101
(Address of principal executive offices)

(626) 792-0153
 (Registrant's telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 22, 2008, pursuant to the terms of a securities purchase and security agreement (the “Purchase Agreement”), MetaSwarm, Inc. (the “Company”) issued and sold secured convertible notes in the aggregate principal amount of $1,000,000 (the “Secured Convertible Notes”) and warrants to purchase an aggregate of 2,500,000 shares of the Company’s common stock for a net purchase price of $985,000 (reflecting a loan origination fee of $15,000) in a private placement.  The Company received net proceeds of $856,220 (net of placement agent fees of $85,000 and other closing costs of $58,780) from the private placement.   The placement agent also received warrants to purchase an aggregate of 500,000 shares of the Company’s common stock.  The Secured Convertible Notes are secured by all assets of the Company (including the Company’s inventions and patent applications which are secured by a patent security agreement), bear interest at a rate of 14% per annum, mature one year from the date of issuance and are convertible into shares of common stock of the Company at a rate of $0.20 per share.    The warrants are exercisable for a period of ten years at $0.202 per share.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, these transactions did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

The foregoing description of the Purchase Agreement, the Patent Security Agreement, the Secured Convertible Notes and the Warrants does not  purport to be complete and is qualified in its entirety by reference to these agreements which are attached as exhibits to this Current Report and are incorporated into this Item by reference

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

4.8	Securities Purchase and Security Agreement (1)

4.9	Patent Security Agreement (1)

4.10	Form of Secured Convertible Note (1)

4.11	Form of Warrant (1)

(1) Incorporated by reference to the Form 8-K filed by the Company on January 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METASWARM, INC.

Dated: January 31, 2008	By:	/s/ Marvin Shannon
Name: Marvin Shannon
Title: Chief Executive Officer